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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report, dated June 24, 1998 which appears in Exhibit 99 of this amendment No. 1 to the Annual Report on Form 10-K/A for the fiscal year ended January 31, 1998 of The Maxim Group, Inc. into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80984, 33-81002, 333-19691, 333-19693 and 333-47299).

                                        /s/ Arthur Andersen LLP




Atlanta, Georgia
June 24, 1998